UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 2013

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 9, 2013, Enbridge Energy Partners, L.P. (the “Partnership”), entered into an underwriting agreement, filed as Exhibit 1.1 hereto, with Enbridge Energy Management, L.L.C. (“Enbridge Management”), Enbridge Inc., and the underwriters named therein with respect to the issue and sale by Enbridge Management of up to 9,000,000 Listed Shares representing limited liability company interests in Enbridge Management (including the underwriters’ option to purchase up to 1,000,000 additional Listed Shares) (the “Shares”). Enbridge Management intends to use the net proceeds from the offering of the Shares to invest in an equal number of i-units of the Partnership.

On September 11, 2013, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), the Partnership filed with the U.S. Securities and Exchange Commission a Prospectus Supplement to its registration statement on Form S-3, as amended (Registration No. 333-184298-01) relating to the offering of the Shares and sale of the corresponding i-units. Exhibits 1.1, 5.1, 5.2, 8.1, 23.1, 23.2 and 23.3 to this Current Report on Form 8-K relating to the offering of the Shares are hereby incorporated by reference into such Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: September 12, 2013	By:	/s/ Stephen J. Neyland
Stephen J. Neyland
Vice President, Finance (Principal Financial Officer)

Index of Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of September 9, 2013 among Enbridge Energy Management, L.L.C., Enbridge Energy Partners, L.P., Enbridge Inc., and the underwriters named therein.

5.1	Opinion of Fulbright & Jaworski LLP.

5.2	Opinion of McCarthy Tétrault LLP.

8.1	Opinion of Fulbright & Jaworski LLP regarding tax matters.

23.1	Consent of Fulbright & Jaworski LLP (the consent of Fulbright & Jaworski LLP to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2	Consent of Fulbright & Jaworski LLP (the consent of Fulbright & Jaworski LLP to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.3	Consent of McCarthy Tétrault LLP (the consent of McCarthy Tétrault LLP to the use of their opinion filed as Exhibit 5.2 hereto is contained in such opinion).

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